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                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in the Statement of Additional Information constituting part of this Post-Effective Amendment No. 2 to the Registration Statement No. 333-86470 on Form N-4 of (1) our report dated February 4, 2003 relating to the financial statements of Separate Account Nos. 3, 4, 10 and 66 of The Equitable Life Assurance Society of the United States for the year ended December 31, 2002, and (2) our report dated February 4, 2003 relating to the consolidated financial statements of The Equitable Life Assurance Society of the United States for the years ended December 31, 2002 and 2001. We also consent to the use in the Prospectus Supplement constituting part of this Registration Statement of our report dated February 4, 2003 relating to the financial statements of Separate Account No. 4 of the Equitable Life Assurance Society of the United States. We also consent to the references to us under the headings "Condensed Financial Information" and "About Our Independent Accountants" in such Registration Statement.




/s/ PricewaterhouseCoopers LLP
New York, New York
April 22, 2003